                                                                    Exhibit 99.1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                  MAY 17, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

2ND LIEN - MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance           $85,896,923
Aggregate Original Principal Balance              $86,019,172
Number of Mortgage Loans                             1,443


                                   MINIMUM       MAXIMUM      AVERAGE (1)
                                   -------       -------      -----------
Original Principal Balance         $13,580      $200,000       $59,611
Outstanding Principal Balance      $13,566      $199,840       $59,527


                                 MINIMUM      MAXIMUM      WEIGHTED AVERAGE (2)
                                 -------      -------      --------------------
Original Term (mos)                180          360                 181
Stated remaining Term (mos)        171          358                 178
Loan Age (mos)                      1            9                   2
Current Interest Rate            7.000%       12.875%             9.990%
Initial Interest Rate Cap        0.000%       0.000%              0.000%
Periodic Rate Cap                0.000%       0.000%              0.000%
Gross Margin                     0.000%       0.000%              0.000%
Maximum Mortgage Rate            0.000%       0.000%              0.000%
Minimum Mortgage Rate            0.000%       0.000%              0.000%
Months to Roll                      0            0                   0
Original Loan-to-Value           80.00%       100.00%             99.40%
Credit Score (3)                   526          806                 661


                             EARLIEST                LATEST
                             --------                ------
Maturity Date              08/01/2019              03/01/2035


                        PERCENT OF                                       PERCENT OF
LIEN POSITION          MORTGAGE POOL      YEAR OF ORIGINATION           MORTGAGE POOL
                       -------------                                    -------------
2nd Lien                    100.00%       2004                              7.75%
                                          2005                              92.25

OCCUPANCY                                 LOAN PURPOSE

Primary                      97.53%       Purchase                         78.71%
Second Home                    2.47       Refinance - Rate/Term               2.1
                                          Refinance - Cashout               19.19

LOAN TYPE                                 PROPERTY TYPE

Fixed Rate                  100.00%       Single Family                    67.78%
                                          Condominium                       10.22
                                          Two- to Four-Family                5.47
AMORTIZATION TYPE                         Planned Unit Development          16.53
Fully Amortizing              1.63%
Balloon                       98.37

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                     NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                       OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
RANGE OF            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES        LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
------------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
6.501% to 7.000%           1     $113,793      0.13%    7.000%      727       $113,793  100.00%        0.00%    0.00%
7.001% to 7.500%           2      129,344       0.15     7.250      763         64,672   100.00       100.00     0.00
7.501% to 8.000%          12      900,962       1.05     7.890      728         75,080   100.00        67.69     0.00
8.001% to 8.500%         105    7,899,532       9.20     8.293      720         75,234    99.56        68.61     0.00
8.501% to 9.000%         108    7,367,842       8.58     8.891      681         68,221    99.28        53.64     0.00
9.001% to 9.500%         164   11,315,987      13.17     9.433      683         69,000    99.71        42.97     0.00
9.501% to 10.000%        406   22,280,750      25.94     9.912      659         54,879    99.55        40.97     0.00
10.001% to 10.500%       191   11,270,725      13.12    10.377      653         59,009    99.35        32.82     0.00
10.501% to 11.000%       282   16,713,138      19.46    10.861      631         59,266    99.15        32.96     0.00
11.001% to 11.500%       114    4,670,919       5.44    11.348      624         40,973    98.94        40.24     0.00
11.501% to 12.000%        40    2,357,342       2.74    11.950      630         58,934    99.01         3.64     0.00
12.001% to 12.500%        11      445,950       0.52    12.330      624         40,541    99.70        31.84     0.00
12.501% to 13.000%         7      430,640       0.50    12.859      619         61,520    99.03        39.09     0.00
                       -----  -----------    -------    ------      ---        -------   ------       ------    -----
TOTAL:                 1,443  $85,896,923    100.00%    9.990%      661        $59,527   99.40%       41.43%    0.00%
                       =====  ===========    =======    ======      ===        =======   ======       ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.000% per annum to 12.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 9.990% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
169 to 180                   1,435  $85,372,950     99.39%    9.987%      661        $59,493   99.40%       41.22%    0.00%
229 to 240                       6      394,454       0.46    10.946      657         65,742    98.89        89.12     0.00
349 to 360                       2      129,519       0.15     9.463      684         64,760   100.00        30.86     0.00
                             -----  -----------    -------    ------      ---        -------   ------       ------    -----
TOTAL:                       1,443  $85,896,923    100.00%    9.990%      661        $59,527   99.40%       41.43%    0.00%
                             =====  ===========    =======    ======      ===        =======   ======       ======    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 178 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PRINCIPAL BALANCES       LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
--------------------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
$50,000 or less                  678  $21,214,949     24.70%   10.223%      647        $31,290   99.40%       55.47%    0.00%
$50,001 to $100,000              591   41,984,684      48.88    10.005      663         71,040    99.54        37.45     0.00
$100,001 to $150,000             138   16,549,365      19.27     9.775      672        119,923    99.34        33.46     0.00
$150,001 to $200,000              36    6,147,925       7.16     9.668      675        170,776    98.62        41.57     0.00
                               -----  -----------    -------    ------      ---        -------   ------       ------    -----
TOTAL:                         1,443  $85,896,923    100.00%    9.990%      661        $59,527   99.40%       41.43%    0.00%
                               =====  ===========    =======    ======      ===        =======   ======       ======    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,566 to approximately $199,840 and the average outstanding principal balance of the Mortgage Loans was approximately $59,527.

PRODUCT TYPES

                      NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                        OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                     MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PRODUCT TYPES          LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
-------------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
15 Year Fixed Loans        21     $915,018      1.07%   10.212%      645        $43,572   99.01%       54.48%    0.00%
20 Year Fixed Loans         5      351,528       0.41    10.961      643         70,306    99.99       100.00     0.00
25 Year Fixed Loans         2      129,519       0.15     9.463      684         64,760   100.00        30.86     0.00
Balloon Loans           1,415   84,500,857      98.37     9.985      662         59,718    99.40        41.06     0.00
                        -----  -----------    -------    ------      ---        -------   ------       ------    -----
TOTAL:                  1,443  $85,896,923    100.00%    9.990%      661        $59,527   99.40%       41.43%    0.00%
                        =====  ===========    =======    ======      ===        =======   ======       ======    =====

ADJUSTMENT TYPE

                  NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                    OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT TYPE    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
---------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
Fixed Rate          1,443   85,896,923       1.00     0.100      661         59,527     0.99         0.41     0.00
                    -----  -----------    -------    ------      ---        -------   ------       ------    -----
TOTAL:              1,443  $85,896,923    100.00%    9.990%      661        $59,527   99.40%       41.43%    0.00%
                    =====  ===========    =======    ======      ===        =======   ======       ======    =====

AMORTIZATION TYPE

                    NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                      OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
AMORTIZATION TYPE    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
-----------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
Fully Amortizing         28   $1,396,066      1.63%   10.331%      648        $49,859   99.35%       63.75%    0.00%
Balloon               1,415   84,500,857      98.37     9.985      662         59,718    99.40        41.06     0.00
                      -----  -----------    -------    ------      ---        -------   ------       ------    -----
TOTAL:                1,443  $85,896,923    100.00%    9.990%      661        $59,527   99.40%       41.43%    0.00%
                      =====  ===========    =======    ======      ===        =======   ======       ======    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                          NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                            OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GEOGRAPHIC DISTRIBUTION    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
-----------------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
Arizona                        38   $1,523,605      1.77%    9.892%      660        $40,095  100.00%       64.26%    0.00%
California                    589   47,129,853      54.87     9.766      667         80,017    99.39        40.42     0.00
Colorado                       21      901,845       1.05    10.278      634         42,945    98.73        71.25     0.00
Connecticut                    22      991,517       1.15    10.201      659         45,069    99.18        28.79     0.00
District of Columbia            3       86,918       0.10    10.167      613         28,973    97.76        81.61     0.00
Florida                        79    3,570,184       4.16    10.405      649         45,192    99.59        54.12     0.00
Georgia                         6      257,386       0.30    10.917      642         42,898   100.00        53.88     0.00
Idaho                           6      182,184       0.21    10.216      671         30,364   100.00        27.41     0.00
Illinois                       34    1,207,122       1.41    10.490      654         35,504    99.02        41.63     0.00
Indiana                         3       66,363       0.08    10.748      632         22,121   100.00        63.21     0.00
Iowa                            1       23,957       0.03     9.950      634         23,957   100.00       100.00     0.00
Kansas                          3      110,290       0.13     9.416      738         36,763   100.00        42.96     0.00
Kentucky                        4       82,989       0.10    11.250      618         20,747   100.00        47.91     0.00
Louisiana                      20      493,270       0.57    11.025      610         24,664    99.86        77.77     0.00
Maine                           2       53,554       0.06    10.157      622         26,777   100.00        36.20     0.00
Maryland                       67    3,162,709       3.68    10.562      648         47,205    99.54        43.72     0.00
Massachusetts                  20    1,142,803       1.33    10.000      663         57,140    99.74        36.26     0.00
Michigan                        8      244,819       0.29    10.093      633         30,602    99.99        86.38     0.00
Mississippi                     4       86,381       0.10    11.391      628         21,595   100.00        38.98     0.00
Missouri                       14      441,708       0.51    10.355      624         31,551   100.00        51.47     0.00
Montana                         4      129,378       0.15    10.153      656         32,344   100.00        80.73     0.00
Nevada                         31    2,043,754       2.38    10.203      678         65,928   100.00        34.00     0.00
New Hampshire                  10      519,583       0.60    10.056      667         51,958    99.63        38.21     0.00
New Jersey                     31    1,746,334       2.03    10.084      654         56,333    98.74        20.76     0.00
New Mexico                      2       45,955       0.05    10.336      665         22,977   100.00        39.12     0.00
New York                       68    5,185,371       6.04    10.453      673         76,255    98.56        22.14     0.00
North Carolina                 15      445,583       0.52    10.913      629         29,706    99.30        49.02     0.00
Ohio                           17      521,610       0.61    10.082      659         30,683    99.84        55.08     0.00
Oklahoma                       10      230,439       0.27    10.740      614         23,044   100.00        60.68     0.00
Oregon                         10      346,956       0.40    10.329      638         34,696   100.00        47.38     0.00
Pennsylvania                   16      482,271       0.56    10.187      635         30,142    99.40        54.71     0.00
Rhode Island                    4      189,373       0.22     9.766      673         47,343   100.00        44.21     0.00
South Carolina                  4      131,163       0.15     9.394      649         32,791   100.00       100.00     0.00
South Dakota                    1       41,509       0.05    12.125      668         41,509    99.74         0.00     0.00
Tennessee                      19      707,472       0.82     8.984      637         37,235    99.63        44.34     0.00
Texas                         130    4,647,080       5.41     9.891      654         35,747    99.95        49.60     0.00
Utah                            5      151,724       0.18    10.446      645         30,345   100.00        22.23     0.00
Virginia                       70    4,409,604       5.13    10.458      654         62,994    98.95        34.16     0.00
Washington                     38    1,714,395       2.00    10.011      647         45,116    99.60        48.58     0.00
West Virginia                   2       32,572       0.04    11.443      625         16,286    94.91        49.09     0.00
Wisconsin                      10      348,884       0.41    10.287      645         34,888    99.87        72.79     0.00
Wyoming                         2       66,456       0.08    11.394      623         33,228   100.00        42.25     0.00
                            -----  -----------    -------    ------      ---        -------   ------       ------    -----
TOTAL:                      1,443  $85,896,923    100.00%    9.990%      661        $59,527   99.40%       41.43%    0.00%
                            =====  ===========    =======    ======      ===        =======   ======       ======    =====

No more than approximately 0.76% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                         OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
RANGE OF ORIGINAL     MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN-TO-VALUE RATIOS    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
--------------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
75.01% to 80.00%             1     $121,910      0.14%   10.875%      672       $121,910   80.00%        0.00%    0.00%
80.01% to 85.00%             1      149,808       0.17     8.250      700        149,808    84.21       100.00     0.00
85.01% to 90.00%            29    1,881,408       2.19    10.516      660         64,876    89.87        38.16     0.00
90.01% to 95.00%            77    4,750,503       5.53    10.254      647         61,695    94.45        34.97     0.00
95.01% to 100.00%        1,335   78,993,293      91.96     9.964      662         59,171    99.98        41.84     0.00
                         -----  -----------    -------    ------      ---        -------   ------       ------    -----
TOTAL:                   1,443  $85,896,923    100.00%    9.990%      661        $59,527   99.40%       41.43%    0.00%
                         =====  ===========    =======    ======      ===        =======   ======       ======    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 80.00% to 100.00%.

LOAN PURPOSE

                        NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                          OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PURPOSE             LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
---------------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
Purchase                  1,139  $67,607,774     78.71%    9.949%      665        $59,357   99.62%       38.85%    0.00%
Refinance - Cashout         270   16,481,693      19.19    10.123      651         61,043    98.52        49.86     0.00
Refinance - Rate Term        34    1,807,455       2.10    10.314      633         53,160    99.23        60.98     0.00
                          -----  -----------    -------    ------      ---        -------   ------       ------    -----
TOTAL:                    1,443  $85,896,923    100.00%    9.990%      661        $59,527   99.40%       41.43%    0.00%
                          =====  ===========    =======    ======      ===        =======   ======       ======    =====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
Single Family                  988  $58,221,632     67.78%   10.003%      659        $58,929   99.47%       41.82%    0.00%
Condominium                    165    8,775,506      10.22     9.814      668         53,185    99.55        43.78     0.00
Two- to Four-Family             57    4,698,535       5.47     9.776      688         82,430    98.32        25.21     0.00
Planned Unit Development       233   14,201,250      16.53    10.120      660         60,950    99.38        43.73     0.00
                             -----  -----------    -------    ------      ---        -------   ------       ------    -----
TOTAL:                       1,443  $85,896,923    100.00%    9.990%      661        $59,527   99.40%       41.43%    0.00%
                             =====  ===========    =======    ======      ===        =======   ======       ======    =====

DOCUMENTATION

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                           MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
DOCUMENTATION                LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
-------------------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
Full Documentation              670  $34,975,828     40.72%    9.712%      651        $52,203   99.40%      100.00%    0.00%
Streamlined Documentation       558   34,671,950      40.36    10.386      674         62,136    99.60         0.00     0.00
Limited Documentation           136   10,648,454      12.40     9.631      657         78,297    99.69         0.00     0.00
Lite Documentation               51    3,891,365       4.53     9.730      666         76,301    99.71         0.00     0.00
Stated Documentation             17    1,102,309       1.28    10.695      675         64,842    88.87         0.00     0.00
Full/Alt Documentation           11      607,017       0.71    10.067      609         55,183   100.00       100.00     0.00
                              -----  -----------    -------    ------      ---        -------   ------       ------    -----
TOTAL:                        1,443  $85,896,923    100.00%    9.990%      661        $59,527   99.40%       41.43%    0.00%
                              =====  ===========    =======    ======      ===        =======   ======       ======    =====

OCCUPANCY

              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
             MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
OCCUPANCY      LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
-----------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
Primary         1,399  $83,771,750     97.53%   10.004%      660        $59,880   99.39%       41.82%    0.00%
Second Home        44    2,125,173       2.47     9.432      714         48,299    99.71        25.98     0.00
                -----  -----------    -------    ------      ---        -------   ------       ------    -----
TOTAL:          1,443  $85,896,923    100.00%    9.990%      661        $59,527   99.40%       41.43%    0.00%
                =====  ===========    =======    ======      ===        =======   ======       ======    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                     NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                       OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
MORTGAGE LOANS AGE  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
(MONTHS)              LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
------------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
1                          3     $106,335       0.12%   10.368%     677        $35,445   100.00%       44.53%    0.00%
2                        946   55,460,166       64.57     9.983     660         58,626     99.33        43.08     0.00
3                        399   23,953,588       27.89    10.034     663         60,034     99.55        38.21     0.00
4                         80    5,441,632        6.34     9.877     668         68,020     99.35        36.29     0.00
5                          9      577,587        0.67     9.634     679         64,176     99.99        39.19     0.00
6                          1       41,509        0.05    12.125     668         41,509     99.74         0.00     0.00
7                          2      160,688        0.19     9.670     678         80,344     99.89       100.00     0.00
8                          2      126,520        0.15    10.493     726         63,260     99.96       100.00     0.00
9                          1       28,898        0.03    10.750     658         28,898    100.00         0.00     0.00
                       -----  -----------     -------    ------     ---        -------    ------       ------    -----
TOTAL:                 1,443  $85,896,923     100.00%    9.990%     661        $59,527    99.40%       41.43%    0.00%
                       =====  ===========     =======    ======     ===        =======    ======       ======    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                        OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
ORIGINAL PREPAYMENT  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PENALTY TERM           LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
-------------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
None                      603  $31,540,472      36.72%   10.243%     659        $52,306    99.08%       38.20%    0.00%
12 Months                  42    2,987,693        3.48    10.069     672         71,136     99.43        36.99     0.00
24 Months                 703   45,642,963       53.14     9.811     663         64,926     99.66        43.50     0.00
36 Months                  95    5,725,795        6.67     9.989     657         60,272     99.06        44.97     0.00
                        -----  -----------     -------    ------     ---        -------    ------       ------    -----
TOTAL:                  1,443  $85,896,923     100.00%    9.990%     661        $59,527    99.40%       41.43%    0.00%
                        =====  ===========     =======    ======     ===        =======    ======       ======    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
----------------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
526 to 550                     1      $22,767       0.03%   10.990%     526        $22,767   100.00%      100.00%    0.00%
551 to 575                    10      441,904        0.51    10.509     562         44,190    100.00        78.60     0.00
576 to 600                   155    6,660,810        7.75    10.687     590         42,973     99.40        83.62     0.00
601 to 625                   277   14,601,809       17.00    10.579     614         52,714     99.15        53.60     0.00
626 to 650                   291   16,684,974       19.42    10.331     638         57,337     99.57        36.54     0.00
651 to 675                   275   17,336,216       20.18    10.050     662         63,041     99.19        31.31     0.00
676 to 700                   178   11,701,389       13.62     9.626     688         65,738     99.27        35.01     0.00
701 to 725                   129    9,789,671       11.40     9.177     713         75,889     99.61        34.93     0.00
726 to 750                    75    5,346,188        6.22     9.133     736         71,283     99.93        30.22     0.00
751 to 775                    29    2,130,278        2.48     8.937     763         73,458     99.45        32.13     0.00
776 to 800                    19      908,699        1.06     8.883     785         47,826     99.59        45.81     0.00
801 to 825                     4      272,217        0.32     9.457     804         68,054    100.00        21.63     0.00
                           -----  -----------     -------    ------     ---        -------    ------       ------    -----
TOTAL:                     1,443  $85,896,923     100.00%    9.990%     661        $59,527    99.40%       41.43%    0.00%
                           =====  ===========     =======    ======     ===        =======    ======       ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 526 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 661.

CREDIT GRADE

               NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                 OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
              MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
CREDIT GRADE    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
AA                 325  $21,262,189      24.75%    9.703%     689        $65,422    99.63%       28.43%    0.00%
A                  972   58,850,407       68.51    10.027     659         60,546     99.29        41.86     0.00
A-                 146    5,784,326        6.73    10.671     591         39,619     99.63        84.73     0.00
                 -----  -----------     -------    ------     ---        -------    ------       ------    -----
TOTAL:           1,443  $85,896,923     100.00%    9.990%     661        $59,527    99.40%       41.43%    0.00%
                 =====  ===========     =======    ======     ===        =======    ======       ======    =====

DTI

                 NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                   OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF DTI      LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC         IO
--------------  --------  -----------  ----------  --------  --------  -----------  --------  -----------  -------
0.01 to 10.00          4     $269,936       0.31%     9.28%     662        $67,484    99.30%        0.00%    0.00%
10.01 to 20.00        28    1,546,031       1.80%     9.82%     661         55,215    99.22%       34.94%    0.00%
20.01 to 30.00       138    6,928,509       8.07%     9.94%     655         50,207    99.35%       42.89%    0.00%
30.01 to 40.00       422   26,106,557      30.39%     9.92%     665         61,864    99.53%       44.10%    0.00%
40.01 to 50.00       761   46,368,424      53.98%    10.03%     662         60,931    99.31%       38.54%    0.00%
50.01 to 60.00        90    4,677,466       5.45%    10.16%     641         51,972    99.74%       57.42%    0.00%
                   -----  -----------     -------    ------     ---        -------    ------       ------    -----
TOTAL:             1,443  $85,896,923     100.00%    9.990%     661        $59,527    99.40%       41.43%    0.00%
                   =====  ===========     =======    ======     ===        =======    ======       ======    =====